                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended

Date of Report (Date of earliest event reported):  SEPTEMBER 5, 2000

                                CHEC FUNDING, LLC
                                -----------------
               (Exact name of Registrant as Specified in Charter)

Delaware                            333-93255                    75-2851805
--------                            ---------                    ----------
(State or Other                    (Commission                 (IRS Employer
(Jurisdiction of Incorporation)    File Number)              Identification No.)



                 2728 North Harwood Street, Dallas, Texas 75201
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (214) 981-5000
                                                          ----------------

                                 Not Applicable
                     --------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  OTHER EVENTS.

FILING OF COMPUTATIONAL MATERIALS.

Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, CHEC Funding, LLC (the "Depositor") will file a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Centex Home Equity Loan Trust 2000-C, Centex Home Equity Loan Asset-Backed Certificates, Series 2000-C (the "Certificates").

In connection with the offering of the Certificates of the Depositor, Banc of America Securities LLC prepared certain materials (the "Computational Materials") some or all of which were distributed by Banc of America Securities LLC, Lehman Brothers and Solomon Smith Barney (the "Underwriters") to their potential investors. Although the Depositor provided the Underwriters with certain information regarding the characteristics of the Home Equity Loans in the related portfolio, it did not participate in the preparation of the Computational Materials. The Computational Materials are attached hereto as Exhibit 99.1. The legends Lehman Brothers Inc. and Solomon Smith Barney placed on the Computational Materials are attached hereto as
Exhibit 99.2.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

                  Exhibit No.
                  -----------
                  99.1     Computational Materials.
                  99.2     Legend of Lehman Brothers Inc. and Solomon Smith
                           Barney

                                   SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHEC FUNDING, LLC

                                       By:  /s/ Jeffrey B. Upperman
                                            --------------------------------
                                            Name: Jeffrey B. Upperman
                                            Title:    Vice President

Date:  September 7, 2000

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                                  EXHIBIT INDEX

                                                                              Sequentially
Exhibit Number             Description                                        Numbered Page
--------------             -----------                                        -------------
     99.1                  Computational Materials.
     99.2                  Underwriters' Legend for Computational Materials.